UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): October 18, 2012

BioCryst Pharmaceuticals, Inc.

(Exact Name of Registrant as Specified in Charter)

Delaware	000-23186	62-1413174
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4505 Emperor Blvd., Suite 200

Durham, North Carolina 27703

(Address of Principal Executive Offices)

(919) 859-1302

(Registrant’s telephone number, including area code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 210.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.	Other Events.

On October 18, 2012, BioCryst Pharmaceuticals, Inc. (“BioCryst”) announced its entry into a definitive agreement (the “Merger Agreement”) with Presidio Pharmaceuticals, Inc. (“Presidio”) providing for the acquisition of Presidio by BioCryst through the merger of a newly formed subsidiary of BioCryst with and into Presidio (the “Merger”), with Presidio continuing as the surviving corporation. On the same date, BioCryst also announced its entry into a definitive agreement (the “Investor Financing Agreement”) with certain stockholders of Presidio providing for those stockholders to purchase $25 million shares of BioCryst common stock concurrently with the closing of the Merger. On October 18, 2012, BioCryst and Presidio issued a joint press release announcing the entry into the Merger Agreement. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

On October 18, 2012, BioCryst intends to hold a conference call to provide information regarding the proposed transaction to analysts and investors. On the call, BioCryst intends to discuss certain financial and other information relating to the Merger and the Merger Agreement. Slides that will be made available in connection with the conference call are attached hereto as Exhibit 99.2 and are incorporated into this Item 8.01 by reference.

The information in this report is furnished and is not deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, is not subject to the liabilities of that section and is not deemed incorporated by reference in any filing under the Securities Act of 1933, as amended.

Important Additional Information and Where to Find It

BioCryst intends to file with the SEC a registration statement on Form S-4, which will also include a proxy statement and prospectus with respect to the proposed acquisition of Presidio. The final proxy statement/prospectus will be mailed to the stockholders of BioCryst. Investors and security holders are urged to read the proxy statement/prospectus regarding the proposed transaction carefully and in its entirety when it becomes available because it will contain important information regarding BioCryst, Presidio and the proposed merger. Investors will be able to obtain a free copy of the proxy statement/prospectus, as well as other filings containing information about BioCryst, without charge, at the SEC’s website (http://www.sec.gov/). Investors may also obtain these documents, without charge, from BioCryst’s website at http://investor.shareholder.com/biocryst/sec.cfm.

This communication shall not constitute an offer to sell or the solicitation of an offer to buy any securities in the equity financing.

Participants in the Merger Solicitation

BioCryst and its directors, executive officers and other members of management and employees may be deemed to be participants in the solicitation of proxies from shareholders with respect to the transactions contemplated by the merger agreement. Information regarding BioCryst’s directors and executive officers is contained in BioCryst’s 2011 Annual Report on Form 10-K filed with the SEC on March 6, 2012 and its definitive proxy statement filed with the SEC on April 9, 2012 in connection with its 2012 meeting of stockholders. Other information regarding the participants in the proxy solicitation and a description of their direct and indirect interests, by security holdings or otherwise, will be contained in the proxy statement/prospectus and other relevant materials to be filed with the SEC when they become available.

BioCryst Forward-Looking Statements

This press release contains forward-looking statements, including statements regarding future results, performance or achievements. These statements involve known and unknown risks, uncertainties and other factors which may cause BioCryst’s actual results, performance or achievements to be materially different from any future results, performances or achievements expressed or implied by the forward-looking statements. These statements reflect our current views with respect to future events and are based on assumptions and subject to risks and uncertainties. Given these uncertainties, you should not place undue reliance on these forward-looking statements. Some of the factors that could affect the forward-looking statements contained herein include: that the merger might not be completed for any number of reasons, most of which are outside of the control of BioCryst; that BioCryst may not be able to obtain the requisite financing on commercially reasonable terms or that or that the financing may be raised at prices below the currently prevailing price for BioCryst common stock; that integration of BioCryst and Presidio may prove more challenging than anticipated or that anticipated benefits of the merger may not be achieved, or may be achieved less rapidly than anticipated; the outcome of any legal proceedings that may be instituted against BioCryst or Presidio; risks relating to any unforeseen liabilities, future capital expenditures, revenues, expenses, earnings, economic performance, indebtedness, financial condition, losses and future prospects, business and management strategies or the expansion and growth of Presidio’s operations; BioCryst’s ability to integrate Presidio’s business successfully after the closing of the merger agreement; and the risk that disruptions from the merger agreement will harm BioCryst’s or Presidio’s businesses. There can be no assurance that the proposed merger and financing will in fact be consummated. Other important factors include: that there can be no assurance that BioCryst’s or Presidio’s compounds will prove effective in clinical trials; that development and commercialization of BioCryst’s or Presidio’s compounds may not be successful; that BARDA/HHS may further condition, reduce or eliminate future funding of the peramivir program; that BioCryst, Presidio or licensees may not be able to enroll the required number of subjects in planned clinical trials of its product candidates and that such clinical trials may not be successfully completed; that the companies or licensees may not commence as expected additional human clinical trials with product candidates; that the FDA may require additional studies beyond the studies planned for product candidates or may not provide regulatory clearances which may result in delay of planned clinical trials, clinical hold with respect to such product candidate or the lack of market approval for such product candidate; that ongoing and future preclinical and clinical development may not have positive results; that the companies or licensees may not be able to continue future development of current and future development programs; that such development programs may never result in future product, license or royalty payments being received; that the companies may not be able to retain their current pharmaceutical and biotechnology partners for further development of its product candidates or may not reach favorable agreements with potential pharmaceutical and biotechnology partners for further development of product candidates; that their actual cash burn rate may not be consistent with its expectations; that BioCryst or Presidio may not have sufficient cash to continue funding the development, manufacturing, marketing or distribution of products and that additional funding, if necessary, may not be available at all or on terms acceptable to BioCryst or Presidio. Please refer to the documents BioCryst files periodically with the Securities and Exchange Commission, specifically BioCryst’s most recent Annual Report on Form 10-K, Quarterly Reports on Form 10-Q, and current reports on Form 8-K, all of which identify important factors that could cause the actual results to differ materially from those contained in BioCryst’s projections and forward-looking statements.

Item 9.01.	Financial Statements and Exhibits.

(a)	Not applicable.

(b)	Not applicable.

(c)	Not applicable.

(d)	Exhibits.

Exhibit Number	Description

99.1	Press Release of BioCryst Pharmaceuticals, Inc., dated October 18, 2012.

99.2	Slide presentation materials to be made available in connection with investor conference call held on October 18, 2012.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

BIOCRYST PHARMACEUTICALS, INC.

Date: October 18, 2012	By:	/s/ Alane Barnes
	Name:	Alane Barnes
	Title:	General Counsel, Corporate Secretary

EXHIBIT INDEX

Exhibit Number	Description

99.1	Press Release of BioCryst Pharmaceuticals, Inc., dated October 18, 2012.

99.2	Slide presentation materials to be made available in connection with investor conference call held on October 18, 2012.

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